UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22352

Grosvenor Registered Multi-Strategy Fund

(TI 1), LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Multi-Strategy Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: June 30, 2015

ITEM 1 – SCHEDULE OF INVESTMENTS

The Schedule of Investments is attached hereto.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Consolidated Schedule of Investments (unaudited)

June 30, 2015

The registrant invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). The registrant owned 74.20% of the Master Fund’s members’ capital at June 30, 2015. The registrant has included the Master Fund’s consolidated schedule, CIK: 001212030, of investments as of June 30, 2015, below. The Master Fund’s Consolidated Schedule of Investments was also filed on Form N-Q with the Securities and Exchange Commission.

Investment Funds*	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date****	Liquidity*****

Distressed

Blue Mountain Credit Ltd.	1/1/2013	$11,032,947	$12,244,184	2.57%	0.19%	N/A	Quarterly

Fortress Value Recovery Fund, LLC	1/1/2006	1,545,240	212,663	0.05%	0.33%	N/A	(1)

Harbinger Capital Partners Sp. Situations Fund, L.P. (a)	7/1/2007	5,317,602	1,439,572	0.30%	1.03%	N/A	(1)

Highland Crusader Fund, L.P.	8/1/2005	758,259	1,020,629	0.21%	1.38%	N/A	(1)

King Street Capital, L.P. (a)	1/1/2003	494,761	1,020,545	0.21%	0.01%	N/A	(2)

King Street Ltd. (a)	1/1/2013	8,859	9,634	0.00%	0.00%	N/A	(2)

Redwood Domestic Fund, L.P. (a)	1/1/2003	85,640	132,266	0.03%	0.01%	N/A	(2)

Redwood Offshore Fund Ltd. (a)	1/1/2013	3,929	6,199	0.00%	0.22%	N/A	(2)

Silver Point Capital Fund, L.P. (a)	1/1/2003	202,296	417,147	0.09%	0.01%	N/A	(2)

Silver Point Capital Offshore Fund Ltd.	7/1/2012	9,283,867	11,381,934	2.38%	0.25%	N/A	Quarterly

Total Distressed		28,733,400	27,884,773	5.84%

Event Driven

EJF Debt Opportunities Offshore Fund, Ltd.	5/1/2014	22,100,000	21,351,429	4.47%	0.87%	N/A	Quarterly

Elliott International Ltd.	1/1/2013	25,242,332	30,736,690	6.43%	0.17%	N/A	Quarterly

Magnetar Capital, L.P. (a)	7/1/2007	292,107	518,087	0.11%	1.45%	N/A	(2)

Perry International Inc.	1/1/2013	14,247,474	15,318,260	3.21%	0.25%	N/A	Quarterly

Perry Partners, L.P. (a)	1/1/2003	1,214	4,694	0.00%	0.00%	N/A	(2)

York European Opportunities Unit Trust	7/1/2014	13,612,371	13,737,187	2.88%	0.52%	N/A	Quarterly

Total Event Driven		75,495,498	81,666,347	17.10%

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

Investment Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date****	Liquidity*****

Long and/or Short Equity

Blacklight Power Inc.	12/1/2014	$221,520	$221,520	0.05%	(3)	(3)	(3)

Brookside Capital Partners Fund, L.P. (a)	10/1/2009	88,491	105,997	0.02%	0.00%	N/A	(2)

Citadel Global Equities Fund Ltd.	10/1/2012	3,151,179	4,956,806	1.04%	0.23%	N/A	Monthly

Discovery Global Opp Offshore Fund Ltd.	2/1/2013	16,701,975	17,776,235	3.72%	0.23%	N/A	Quarterly

Egerton Long-Short Fund (USD) Ltd.	10/1/2011	9,856,343	16,204,218	3.39%	0.83%	N/A	Monthly

Greenlight Qualified Ltd.	1/1/2013	7,407,615	9,170,337	1.92%	0.81%	N/A	Annually

Hitchwood Capital Fund, Ltd.	10/1/2014	21,750,000	23,986,736	5.02%	0.87%	N/A	Quarterly

Impala Fund Ltd.	1/1/2013	12,396,778	15,169,447	3.18%	1.80%	N/A	Quarterly

Passport Global Strategies III, Ltd.	1/1/2010	479,302	17,736	0.00%	0.30%	N/A	(4)

SEG Partners Offshore, Ltd.	3/1/2013	14,898,724	20,139,683	4.22%	1.74%	N/A	Quarterly

Tremblant Ltd.	1/1/2013	15,446,468	19,636,799	4.11%	3.93%	N/A	Quarterly

Viking Global Equities III Ltd.	1/1/2013	5,607,373	8,217,717	1.72%	0.06%	N/A	Monthly

Total Long and/or Short Equity		108,005,768	135,603,231	28.39%

Macro/Commodities

Astenbeck Offshore Commodities Fund II Ltd.	2/1/2013	12,900,000	12,698,343	2.66%	1.17%	N/A	Monthly

CC+ Fund Ltd.	7/1/2014	6,500,000	6,655,430	1.39%	1.26%	N/A	Monthly

Discovery Global Macro Fund, Ltd.	1/1/2014	11,310,593	9,799,534	2.05%	0.26%	N/A	Quarterly

Element Capital Feeder Fund Ltd.	4/1/2012	17,843,674	25,382,888	5.32%	0.51%	N/A	Quarterly

Graticule Asia Macro Fund Ltd.	5/1/2013	11,959,368	13,010,205	2.72%	0.42%	N/A	Quarterly

Koppenberg Macro Commodity Fund, Ltd.	1/1/2014	12,100,000	13,640,222	2.86%	1.26%	N/A	Monthly

Total Macro/Commodities		72,613,635	81,186,622	17.00%

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

Investment Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date****	Liquidity*****

Multi-Arbitrage

Canyon Balanced Fund Ltd.	1/1/2013	$12,478,116	$16,831,721	3.52%	0.99%	N/A	Quarterly

Canyon Value Realization Fund Ltd.	12/1/2013	12,000,645	12,917,187	2.71%	0.19%	N/A	Quarterly

Chenavari Multi-Strategy Credit Fund Ltd.	6/1/2013	30,223,560	35,399,631	7.41%	2.17%	7/1/15	Monthly

Citadel Kensington Ltd.	3/1/2013	26,991,904	37,500,546	7.85%	0.38%	N/A	Quarterly

Magnetar Constellation Fund, Ltd.	4/1/2012	14,913,828	18,913,453	3.96%	1.05%	N/A	Quarterly

OZ Domestic Partners, L.P. (a)	1/1/2003	276,868	511,329	0.11%	0.05%	N/A	(2)

Prosiris Global Opportunities Ltd.	6/1/2014	20,550,000	21,227,868	4.45%	2.76%	N/A	Quarterly

Stark Investments, L.P. (a)	1/1/2003	197,261	205,819	0.04%	1.18%	N/A	(1)

Stark Select Asset Fund LLC	1/1/2010	315,404	241,935	0.05%	0.67%	N/A	(4)

Total Multi-Arbitrage		117,947,586	143,749,489	30.10%

Total Investments in Investment Funds		$402,795,887	$470,090,462	98.43%

Other Assets, Less Liabilities			$7,514,602	1.57%

Members’ Capital			$477,605,064	100.00%

The Master Fund’s (as defined in the Portfolio Valuation note) investments in the Investment Funds shown above, representing 98.43% of Members’ Capital have been fair valued in accordance with procedures established by the Board of Directors of the Master Fund.

The Master Fund’s investments on June 30, 2015 are summarized below based on the investment mandate of each Investment Fund.

Geographic Location	Percent of Investments
Asia	2.77%
Europe	13.90
Global	63.10
United States/Canada	20.23

Total	100.00%

*	Non-income producing investments. The Master Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**	See definition in the Portfolio Valuation note.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

***     Based on the most recently available information provided by each Investment Fund.

****   From original investment date (excludes side pockets).

***** Available frequency of redemptions after initial lock-up period.

N/A    Initial lock-up period that has expired prior to June 30, 2015, has a lock-up that expires prior to the next liquidity date, or the Investment Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a)      A portion or all of the Master Fund’s interest in the Investment Fund is held in side pockets which have restricted liquidity.

(1)      The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(2)      All of the Master Fund’s remaining interest in the Investment Fund is held in side pockets.

(3)      The Master Fund received shares of a private company, Blacklight Power, Inc., as a full distribution in-kind from Black Bear Fund I, LP effective December 1, 2014. No active market exists for the interest in the private company held by the Master Fund and the Advisor is unable to estimate the holding period of this investment, and as such, this is considered a Level 3 investment.

(4)      The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited)

June 30, 2015

Portfolio Valuation

The Net Asset Value (“NAV”) of the Master Fund is determined by, or at the direction of, Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to policies established by the Board of Directors (the “Board”). Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the Master Fund’s underlying investments (the “Investment Funds”) subject to the oversight by the Board.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the NAV of the Master Fund’s investment in the Investment Funds as determined by Investment Fund’s general partner or investment manager. If no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. Generally, the NAVs of the investments in the Investment Funds are determined whereby the Master Fund records the investment and subsequent subscriptions at its acquisition cost, which represents its fair value at the time of subscription. The investment is adjusted to reflect the Master Fund’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

The Investment Funds record their investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”) or International Financial Reporting Standards. The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Investment Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in Investment Funds in the Consolidated Schedule of Investments is net of fees and performance-based compensation payable to the investment managers of the Investment Funds.

The Master Fund holds an investment in a private company (“Private Company”) which is carried at fair value as determined by the Adviser and consistent with the valuation policy approved by the Board. Generally, the Adviser’s procedures used to determine fair value for this investment consider significant developments affecting the Private Company, such as material changes in the business, subsequent rounds of investments, etc. Although the Adviser uses its best judgment in estimating the fair value of the Private Company, there are inherent limitations in any estimation technique. The fair value estimates presented herein are not necessarily indicative of an amount the Master Fund could realize in a current transaction. Future events will also affect the

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

estimates of fair value and the effect of such events on the estimates of fair value, including the ultimate liquidation of the Private Company, could be material to the consolidated financial statements. Because of the inherent uncertainty of valuations, values estimated by the Adviser may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material to the financial statements. No active market exists for the interest in the Private Company held by the Master Fund and management is unable to estimate the holding period of this investment, and as such, this is considered a Level 3 investment. As of June 30, 2015, the Private Company is valued based on recent transactions in the same or similar instruments.

Some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Master Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may fluctuate significantly. As of June 30, 2015, the Master Fund’s investments in side pockets and special liquidating vehicles represented 1.27% of the Master Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to individual Investment Funds as of June 30, 2015 are described in detail on the Master Fund’s Consolidated Schedule of Investments.

The Master Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. In accordance with ASU 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. For the remainder of the portfolio, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
●	Level 2 - Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
●	Level 3 - Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

The Master Fund applies the authoritative guidance under GAAP for estimating the fair value of investments in the Investment Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Master Fund estimates the fair value of an investment in an Investment Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability.

When observable prices are not available for these investments, the Master Fund uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments.

In accordance with these valuation policies, the Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine their judgment regarding: (i) their selection of Investment Funds for the Master Fund and (ii) the amount of assets to be allocated to each such Investment Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Funds. Such reports currently consist of historical simulation analyses, historical simulation stress test analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) a better alternative for investing the capital invested in such strategy; (ii) a change in the expectations for the strategy; (iii) a manager specific event at the Investment Fund; or (iv) a change in the investment or economic environment.

The Adviser monitors certain aspects of Investment Fund performance, stays abreast of current developments affecting Investment Funds and stays in frequent communication with investment managers of Investment Funds to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Investment Funds provide position-level transparency, Investment Managers of Investment Funds typically provide summary-level risk statistics with respect to the invested positions and risk profile of their Investment Funds. Included in these statistics is information related to the Investment Fund’s long, short, gross, and net position by strategy, leverage and geographic exposure. The information set provided by Investment Managers of Investment Funds varies depending upon their strategy focus and investment style. These summary-level risk statistics are augmented

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

through on-going conversations with the investment managers of the Investment Funds and, together, are intended to provide an overall view of the Investment Fund’s risk exposure.

When the Adviser believes that making an adjustment to the reported net asset value (or its equivalent) is more representative of the fair value of Investment Fund investments, the Adviser in its discretion will make such an adjustment according to Grosvenor’s formal policies and procedures subject to Board approval. In accordance with the Master Fund’s valuation policy and subject to Board approval, the Adviser may also in its discretion utilize other valuation inputs, such as liquidation value, to determine the fair value of liquidating Investment Fund holdings. As of June 30, 2015, approximately 0.26% of the investments in Investment Funds (approximately 84.77% of the investments in Investment Funds classified in Level 3 of the fair value hierarchy) was valued using such approach.

The following table sets forth information about the level within the fair value hierarchy at which the Investment Fund investments are measured at June 30, 2015, excluding the Investment Fund investments for which ASU 2015-07 is applicable:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at June 30, 2015

Investment Funds
Distressed	$–	$–	$1,233,292	$1,233,292
Long and/or Short Equity	–	–	221,520	221,520

Total Investment Funds in fair value hierarchy	–	–	1,454,812	1,454,812

Investment Funds measured at net asset value*	–	–	–	468,635,650

Total Investment Funds	$–	$–	$1,454,812	$470,090,462

*	The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

The level classifications in the table above may not be indicative of the risk associated with the investment in each Investment Fund.

The Master Fund recognizes transfers into and out of the levels indicated above on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the three months ended June 30, 2015.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

The following table includes a roll-forward of the amounts for the three months ended June 30, 2015 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Balance as of March 31, 2015	Purchases	Sales	Net realized gain / (loss)	Net change in unrealized appreciation / depreciation	Balance as of June 30, 2015

Distressed	$1,453,943	$–	$(78,324)	$(412,839)	$270,512	$1,233,292
Long and/or Short Equity	221,520	–	–	–	–	221,520

Total	$1,675,463	$–	$(78,324)	$(412,839)	$270,512	$1,454,812

Net change in unrealized appreciation for the three months ended June 30, 2015 for Level 3 investments held by the Master Fund as of June 30, 2015 was an increase of $270,512 as shown in the table below:

Investments in Investment Funds	Net change in unrealized appreciation
Distressed	$270,512

The Master Fund follows authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Master Fund and their attributes as of June 30, 2015, that may qualify for these valuations are shown in the table below.

Investment Category	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms*
				0-2 years.
Distressed (a)	$27,884,773	Quarterly	90 - 93 Days	Side pocket & liquidating
				vehicle arrangements exist for
				15%** of the Investment Funds.

				0-1 year.
Event Driven (b)	$81,666,347	Quarterly	30 - 90 Days	Side pocket & liquidating
				vehicle arrangements exist for
				1%** of the Investment Funds.

				0-2 years.
Long and/or Short	$135,603,231	Monthly -	30 - 75 Days	Side pocket & liquidating
Equity (c)		Annually		vehicle arrangements exist for
				less than 1%** of the
				Investment Funds.

Macro/Commodities (d)	$81,186,622	Monthly -	30 - 90 Days	0-1 year.
		Quarterly

				0-2 years.
Multi-Arbitrage (e)	$143,749,489	Monthly -	45 - 93 Days	Side pocket & liquidating
		Quarterly		vehicle arrangements exist for
				1%** of the Investment Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects the fair value of investments in each respective investment category.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Investment Funds, would generally be the NAV as provided by the Investment Fund or its administrator. For each of the investment categories below, the fair value of the Investment Funds has been estimated based upon the NAV of the Investment Funds, subject to adjustments by the Adviser if deemed necessary.

(a) Distressed Securities This investment category includes the Investment Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt. As of June 30, 2015, the Master Fund had no unfunded capital commitments to the Investment Funds within this investment category.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

(b) Event Driven This investment category includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers. As of June 30, 2015, the Master Fund had no unfunded capital commitments to the Investment Funds within this investment category.

(c) Long and/or Short Equities This investment category includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions. As of June 30, 2015, the Master Fund had no unfunded capital commitments to the Investment Funds within this investment category.

(d) Macro/Commodities This investment category includes the Investment Funds that invest in a variety of instruments including global currencies, interest rates, sovereign debt and commodities based on an analysis of many broad factors including: global monetary and trade policy, geopolitical events, supply and demand, global investor sentiment and various technical factors. As of June 30, 2015, the Master Fund had no unfunded capital commitments to the Investment Funds within this investment category.

(e) Multi-Arbitrage This investment category includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference. As of June 30, 2015, the Master Fund had no unfunded capital commitments to the Investment Funds within this investment category.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Notes to Consolidated Schedule of Investments (unaudited) (continued)

June 30, 2015

Income Taxes

Tax Cost Basis

As of June 30, 2015, the TI 1 Fund’s allocable share of the cost and unrealized appreciation (depreciation) of the Investment Funds and the Sub-Fund owned by the Master Fund, as determined considering tax adjustments as of October 31, 2014, were as follows:

	Investment Funds	Sub-Fund

Tax Basis of Investments	$336,324,804	$4,144,960
Gross Unrealized Appreciation	9,438,019	2,184,525
Gross Unrealized Depreciation	(1,803,793)	-

Net Unrealized Appreciation/(Depreciation)	$7,634,226	$2,184,525

The cost of investments in Investment Funds shown above is attributable to investments held directly by the Master Fund and excludes the cost of the Master Fund’s investment in the Sub-Fund. The TI 1 Fund’s policy of determining the Sub-Fund tax cost is to calculate using the tax basis of the corporation and not the tax cost basis of the individual investment fund holdings of the Sub-Fund. The aggregate cost of Investment Funds takes into consideration tax elections made as of October 31, 2014 on PFICs. For tax purposes, the cost of the Sub-Fund takes into consideration the tax cost of underlying investments contributed on January 1, 2013, in addition to tax treatment of redemptions subsequent to such contribution date.

ITEM 2 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3 – EXHIBITS

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Chief Executive Officer and President	August 28, 2015
Scott J. Lederman

By:	/s/ Zachary D. Weber	Chief Financial Officer and Treasurer	August 28, 2015
Zachary D. Weber